Ziopharm ONCOLOGY 37th Annual J.P. Morgan Healthcare Conference January 2019 Exhibit 99.1

Forward Looking Statement This presentation contains certain forward-looking information about Ziopharm Oncology, Inc. that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts, and in some cases can be identified by terms such as "may," "will," "could," "expects," "plans," "anticipates," and "believes." These statements include, but are not limited to, statements regarding the Company's business and strategic plans, the availability of cash resources, and the progress and timing of the development of Ziopharm’s research and development programs, including the timing for the initiation and completion of its clinical trials. Although Ziopharm’s management team believes the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of Ziopharm, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include among other things, changes in our operating plans that may impact our cash expenditures; the uncertainties inherent in research and development, future clinical data and analysis, including whether any of Ziopharm’s product candidates will advance further in the preclinical research or clinical trial process, including receiving clearance from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies to conduct clinical trials and whether and when, if at all, they will receive final approval from the U.S. FDA or equivalent foreign regulatory agencies and for which indication; the strength and enforceability of Ziopharm’s intellectual property rights; competition from other pharmaceutical and biotechnology companies as well as risk factors discussed or identified in the public filings with the Securities and Exchange Commission made by Ziopharm, including those risks and uncertainties listed in Ziopharm’s quarterly report on Form 10-Q for the quarter ended September 30, 2018 filed by Ziopharm with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date of the presentation, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

Transformed Ziopharm To solve the current commercial limitations of cost and scalability of approved CAR-T To harness the power of IL-12 as a drug to address difficult-to-treat solid tumors with precision To deliver end-to-end and scalable TCR-T cell therapy to treat solid tumors

Ziopharm: Summary and Vision 2019 and beyond Executional excellence All programs in clinic in 2019 5 clinical trials In-house capabilities: Expanding laboratory and manufacturing in Houston 4Q2018 Accomplishments Redefined license agreement with Intrexon and Precigen in October 2018 Eliminated $157M of preferred stock issued to Intrexon Raised $50M from existing investors No debt, funded to achieve milestones into 2Q2020 Regeneron collaboration for Controlled IL-12 Formation of Eden BioCell to expand CD19 CAR-T business to Greater China

Strong Partnerships in Place Infusing TCR-T cells targeting solid tumor neoantigens with Sleeping Beauty technology & Steven Rosenberg Advancing Controlled IL-12 in combination with Libtayo for recurrent GBM Deploying Sleeping Beauty CD19-specific CAR-T for very rapid manufacturing Expanding Sleeping Beauty CD19-specific CAR-T for very rapid manufacturing into Greater China

Sleeping Beauty TCR-T Program

T cells genetically modified to express neoantigen-specific TCRs represent the best opportunity for targeting metastatic solid tumors The best TCRs are unique for each patient T cells with multiple specificities (multiple TCRs) are required to prevent relapse

Sleeping Beauty Scalability Solves the manufacturing challenge of targeting neoantigens Non-viral solution is scalable: To express multiple unique TCRs to target multiple neoantigens To produce Multiple TCRs meet demands of tumor target diversity within one patient To reduce costs and avoid virus with manufacturing using DNA plasmids Problem: 1 patient may need treatment with 6 TCRs requires 6 separate T-cell gene transfer events Bigger Problem: 10 patients with 60 TCRs requires 60 separate gene transfer events, 60 different viruses ~$1.5M to generate six TCRs from lentivirus for each patient* * Based on industry estimates for costs of GMP lentivirus

Ziopharm Collaborating with NCI on End-to-end Solution to Target Solid Tumors Selection of neoantigens 1 2 Selection of TCRs Selection of neoantigens 1 Manufacture T cells 3 2 Selection of TCRs Viral approach to manufacturing TCR-T Sleeping Beauty approach to manufacturing TCR-T

Sleeping Beauty CD19-specific CAR-T Program

Viable business model remains elusive High cost and reimbursement dynamic is likely unsustainable Centralized manufacturing adds logistical complexities Significant time required to deliver to patients Local, very rapid, simplified, scalable manufacturing Bioengineering resting T cells with CAR and membrane-bound IL-15 keeps them “young” mbIL15 may avoid lymphodepletion Deliver low numbers of T cells and expand in the body, to avoid cytokine release syndrome CD19-specific approved CAR target for autologous T cells The Solution: Non-viral Sleeping Beauty £ 2-day manufacturing The Problem: CAR-T Therapy Today

Strategy for Very-Rapid Manufacturing of CAR-T

√ Demonstrated *Sleeping Beauty* with CD19-specific CAR-T

√ Value to Ziopharm

- CD19: Fully-funded with Eden BioCell
- CD19: Fully-funded at MD Anderson
- Undisclosed: Additional validated target

√ Not pursuing new CAR targets

Significant progress made on cell viability to file with FDA

In the clinic **2H2019**

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Eden BioCell to take CAR-T CD19 to Asian Markets


4.3M
new cases of cancer each year
2.8M
deaths
1.6M
new cases of lymphomas and leukemias
China
Korea
Hong Kong
Macau
Taiwan

- *Sleeping Beauty* third-generation for very rapid manufacturing of CD19-specific CAR-T cell therapy licensed to Eden BioCell for Greater China
- Eden BioCell funded with up to $35 million entirely from TriArm Therapeutics
- Ziopharm and TriArm each have 50 percent ownership

"Cancer Statistics in China, 2015" Wanqing Chen, Ph.D., M.D., et al in CA Cancer J Clinical 2016; 66: 115-132

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Controlled IL-12 Platform

Recurrent Glioblastoma is not Curable; A New Rational Approach is Needed TARGETS ARE UNKNOWN Current therapies don’t work LOW SURVIVAL RATE Historical overall survival is 5 to 8 months THE SOLUTION: IL-12 as a DRUG Most powerful immuno-stimulant to recruit T cells IMMUNOTHERAPY BEST APPROACH Immune system to fight the cancer THE PROBLEM Brain tumors exclude or weaken the immune system

IL-12 Delivered into Recurrent Glioblastoma can be Controlled by Ziopharm to Improve Survival

Ad

RTS®*

hIL-12

Veledimex**

Low-dose steroids***

Median Overall Survival (months)



Ad-RTS-hIL-12 + 20mg Vel + low dose steroids n= 6£
Ad-RTS-hIL-12 + 20mg Veledimex n=15£
Lomustine n=110££
Bevacizumab n=46£££
0
5
10
15
20

* RheoSwitch Therapeutic System®
** 15 daily doses of 20 mg
*** < 20 mg dexamethasone

£: Based on patients and a subset of receiving less than 20mg dexamethasone following surgery, SNO2018 presentation entitled, "A Phase 1 study of Ad-RTS-hIL-12 + veledimex in adults with recurrent glioblastoma: Dose determination with updated overall survival";
££ Wick W, Gorlia T, Bendszus M, et al. Lomustine and Bevacizumab in Progressive Glioblastoma. N Engl J Med 2017;377:1954-63.
£££ Taal, W, et al. Single-agent bevacizumab or lomustine versus a combination of bevacizumab plus lomustine in patients with recurrent glioblastoma (BELOB trial): a randomised controlled phase 2 trial. Lancet Oncology, 2014, 15: 943–953.

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IL-12 Monotherapy with Low-dose Steroids Expanded Trial Phase 1: Ad-RTS-hIL-12 plus 20mg of veledimex Expansion cohort of monotherapy and guidance for low dose (<20 mg) dexamethasone Enrollment (n=25) completed this week 65% of enrolled patients received low-dose steroids

Next Logical Step: Controlled IL-12 in Combination with PD-1 Inhibitors for recurrent GBM Phase 2 trial of Controlled IL-12 in combination with PD-1 antibody Libtayo® (cemiplimab-rwlc) to treat patients with rGBM Enroll up to ~30 patients; primary endpoints are safety and efficacy Initiate 1H2019 New collaboration with Regeneron Pharmaceuticals Phase 1 trial of Controlled IL-12 in combination PD-1 antibody OPDIVO® (nivolumab) to treat patients with rGBM Enrollment up to 18 patients expected to be complete in 2Q2019 Combination with OPDIVO Biomarker-driven studies Monotherapy resulted in upregulation of PD-1 in tumor microenvironment

Summary of 2019 Milestones: Two Platforms Solving Critical Problems Phase 1 Fully enrolled Controlled IL-12 monotherapy expansion cohort 1Q2019 Phase 1 Fully enrolled Controlled IL-12 in combination with OPDIVO 2Q2019 Phase 2 Initiation Controlled IL-12 in combination with Libtayo 1H2019 Phase 1 First-in-human trial initiation NCI-led Sleeping Beauty TCR-T-cell trial targeting solid tumors Mid-2019 Phase 1 Trial initiation Sleeping Beauty CD19-specific CAR-T third-generation trial with membrane-bound IL-15 2H2019 Controlled IL-12 Platform Sleeping Beauty Platform

All Programs in the Clinic in 2019 Delivers multiple TCRs targeting multiple patient-specific neoantigens End-to-end Sleeping Beauty TCR-T process is clinically advanced NCI/Rosenberg partnership advancing into the clinic Sleeping Beauty platform FDA-cleared for use in clinical trials Most clinically advanced non-viral CAR-T MD Anderson and Eden BioCell partnerships Sleeping Beauty TCR-T Sleeping Beauty CAR-T Monotherapy data suggest survival benefit and safety Biopsy data point to advantages in combining with checkpoint inhibitors Regeneron partnership Opportunity for additional solid tumor indications Ad-RTS-hIL-12 plus veledimex

Thank you